November 2013 Stifel Investor Presentation Exhibit 99.1

Disclaimer
Forward-Looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,”
“believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the
Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
Note Regarding the Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results.
Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance the overall understanding of the
Company’s current financial performance.

Market Overview

STIFEL

Activity Summary Volumes are in million $, except trading volumes which are in million shares. Data as of 9/30/2013.	2013 Q3	2013 Q2	2013 Q1	2012 Q4	2012 Q3	Third Quarter Results QoQ	Third Quarter Results YoY
S&P 500	1,682	1,606	1,569	1,426	1,441	5%	17%
U.S. Treasury 10yr Yield	2.61%	2.49%	1.85%	1.76%	1.63%	12 bps	98 bps
Equity ADV	5,771	6,600	6,375	6,090	5,987	-13%	-4%
Corporate Bond ADV	17,192	20,285	20,736	16,347	16,364	-15%	5%
U.S. ECM ($)	56,103	70,152	66,190	57,479	72,721	-20%	-23%
U.S. ECM (#)	269	263	248	208	198	2%	36%
U.S. DCM ($)	495,429	550,386	638,342	585,195	640,984	-10%	-23%
U.S. DCM (#)	1,634	2,284	2,425	2,236	2,449	-28%	-33%
Municipal Bond DCM ($)	72,009	93,318	83,481	97,126	87,670	-23%	-18%
U.S. Announced M&A ($)	346,496	222,911	294,177	355,445	217,301	55%	59%
U.S. Announced M&A (#)	2,472	2,440	2,698	3,312	2,898	1%	-15%
U.S. Completed M&A ($)	227,771	212,792	240,127	323,082	212,365	7%	7%
U.S. Completed M&A (#)	2,340	2,350	2,697	3,327	2,868	0%	-18%

$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
($60,000)
($70,000)

10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Domestic Equity Flows Equity Risk Premium 4 Market Overview

Stifel Overview

STIFEL

Financial services firm demonstrating *growth*, *scale* and *stability*

- $2.7 billion market capitalization(1)
- 2012 Represented Stifel's 17th year of consecutive record net revenues
- Balanced business model
- Top performing financial stock over the past ten years
- 35% Insider ownership (2)

6

Stifel Overview
Global Wealth Management Institutional Group
Independent Research
Institutional Equity & Fixed Income
Brokerage
Equity & Fixed Income Capital Raising
M&A Advisory / Restructuring
Private Client
Stifel Bank & Trust
Customer Financing
Asset Management
(1) As of 11/11/13. (2) Insider ownership percentage includes all fully diluted shares, units outstanding, options outstanding, as well as shares owned by Stifel’s former Chairman as of 11/13/13.
Stifel Financial (NYSE: SF)
National presence with over 2,000
Financial Advisors
$153 billion in total client assets
Largest U.S. equity research platform
Broad product portfolio & industry
expertise
_________________________________________________________

Stifel’s Market Opportunity
Stifel’s Differentiated Value Proposition: Growth, Scale, and Stability
Bulge Bracket Middle Market
Firm focus
Good research
Growth investor access
Issues
Lack of focus
Banker turnover
Lack of commitment
Research indifference
Lack of growth investors
Issues
Financial / firm stability
Trading support
Few with retail
Size / scale
Firm focus
Stability (financial &
personnel)
Large distribution
Growth investor access
Trading
Outstanding research
Retail
Size / scale
Large distribution
Trading
Retail

STIFEL

Net Revenues ($MM)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$87
$110
$123
$127
$141
$177.5
$177.9
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,382
$1,417
$1,613
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Strategy: Building the Premier Investment Bank

Unburdened by capital constraints
Low leverage business model and conservative risk management
Built the Company through 12 acquisitions since 2005; prudently evaluate all opportunities
Capitalize on headwinds across the industry
Select growth of high-quality talent
Drive revenue synergies by leveraging the global wealth and institutional businesses
17 Consecutive Year of Record Net Revenues
Position Stifel to Take Advantage of Opportunities
th

STIFEL

CAGR: 24%
$1,800
$1,500
$1,200
$900
$600
$300
$0
$452
$763
$870
$1,091
$1,382
$1,417
$1,613
$1,414
2006
2007
2008
2009
2010
2011
2012
9mo 2013

CAGR: 23%
$200
$150
$100
$50
$0
$40
$67
$73
$76
$125
$114
$139
$125
2006
2007
2008
2009
2010
2011
2012
9mo 2013

CAGR: 41%
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$220
$425
$593
$873
$1,254
$1,302
$1,495
$1,994
2006
2007
2008
2009
2010
2011
2012
Q3 13

CAGR: 26%
$180
$150
$120
$90
$60
$30
$0
$35
$59
$53
$94
$114
$122
$138
$154
2006
2007
2008
2009
2010
2011
2012
Q3 13

CAGR: 18%
2,500
2,000
1,500
1,000
500
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,075
2006
2007
2008
2009
2010
2011
2012
Q3 13

CAGR: 23%
$35
$30
$25
$20
$15
$10
$5
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$31.46
2006
2007
2008
2009
2010
2011
2012
Q3 13

(1) CAGR reflects years 2006 to 2012.
(2) Client assets - Includes FDIC-insured products as of 9/30 for years 2008-2013
(3) Includes Independent Contractors.
(4) Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010).
A Growth Story…

Net Revenues ($MM)
(1)
Core Net Income ($MM)
(1)
Total Equity ($MM)
Total Client Assets ($BN)
(2)
Book Value Per Share
(4) Financial Advisors
(3)
_________________________________________________________

STIFEL

Ziegler Lotsoff Capital Management, LLC

Thomas Weisel Partners
Experts in Growth

Acacia Federal Savings Bank

ButlerWick
investments-trust-insurance

KBW

FirstService Bank
Relationship Banking

Miller Buckfire

Ryan Beck & Co.

Stone & Youngberg

Legg Mason Capital Markets

Building Scale…
Growth Focused
Investment Banking
Research, Sales and Trading
Achieved cost efficiencies
July 2010
Private Client
Revenue production has exceeded
expectations
October 2009
Significant enhancement to our
Capital Markets business
Achieved cost savings objectives
December 2005
Bank holding company
Financial holding company
Grown assets from ~ $100M to $3.2B
April 2007
Private Client
Public Finance
Seamless & efficient integration
December 2008
Fixed Income IB
Fixed Income Sales and Trading
Private Client
Seamless & efficient integration
October 2011
FIG Investment Banking
FIG Sales and Trading
FIG Research
February 2013
56 UBS Branches
Private Client
Capital Markets
Achieved cost savings objectives
February 2007
Each merger has been accretive to Stifel
Retention remains high
Restructuring advisory
December 2012
Knight
Fixed Income
Fixed Income Sales and
Trading – U.S. & Europe
Fixed Income Research
July 2013
Asset Management
Announced October 2013
Clean portfolio of 1-4 family
residential mortgages
October 2013

STIFEL

IG
38%
GWM
62%

IG
42%
GWM
58%

IG
29%
GWM
71%

IG
30%
GWM
70%

Stability Achieved Through A Balanced Business Model
11
Net Revenues
Balanced business model facilitates growth during volatile markets
Stable GWM business is augmented by profitable and growing Institutional Group
Proven ability to grow all businesses
Operating Contribution
9 mo 2012 9 mo 2013 9 mo 2012 9 mo 2013
Note: Net revenues and operating contribution excludes the Other segment.

_________________________________________________________

STIFEL

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.1
$1.5
$1.6
$3.2
$4.2
$5.0
$7.0
$8.7
2006
2007
2008
2009
2010
2011
2012
Q3 13

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.3
$0.1
$0.2
$0.5
$0.1
$0.4
$0.7
$0.1
$0.6
$1.0
$0.1
$0.9
$1.3
$0.1
$1.3
$1.4
$0.1
$1.3
$2.0
$0.4
$0.1
$1.5
$2.4
$0.4
$0.1
$2.0
2006
2007
2008
2009
2010
2011
2012
Q3 13
Stockholder's Equity
Trust Preferred Securities
Senior Notes

4.0x
3.0x
2.0x
1.0x
0.0x
3.7x
2.9x
4.4x
2.7x
2.3x
6.5x
1.9x
3.3x
11.1x
2.4x
3.1x
13.0x
2.0x
3.6x
11.7x
2.2x
3.6x
13.6x
2.0x
3.6x
15.5x
1.9x
2006
2007
2008
2009
2010
2011
2012
Q3 2013
SN & SF
SB&T

$35
$30
$25
$20
$15
$10
$5
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$31.46
2006
2007
2008
2009
2010
2011
2012
Q3 13

Leverage Ratio
Total Assets ($ in Billions)
Book Value Per Share (1)
Total Capitalization ($ in Billions)
(1)
Per share information adjusted for April 2011 three-for-two stock split
Strong Balance Sheet Facilitates Growth
As September 30, 2013

Top Performing Stock
Cumulative Price Appreciation As of November 12, 2013
Since 12/31/12 Since 12/31/07 Since 12/31/00
Morgan Stanley 55.65%
Stifel Financial Corp. 82.97% Stifel Financial Corp. 1027.47%
Stifel Financial Corp. 33.72%
Raymond James Financial 40.63% Raymond James Financial 196.32%
Goldman Sachs Group 27.70% S&P 500 Index 20.39% Goldman Sachs Group 52.32%
S&P 500 Index 23.94% JMP Group -24.17% S&P 500 Index 33.89%
Raymond James Financial 19.21% Goldman Sachs Group -24.25% Oppenheimer -17.84%
Oppenheimer 14.65% Piper Jaffray -24.44% Morgan Stanley -62.45%
SWS Group 10.59% Morgan Stanley -43.97% SWS Group -62.70%
Piper Jaffray 8.93% Oppenheimer -53.25% JMP Group NM
JMP Group 5.93% SWS Group -53.83% Piper Jaffray NM

Attract and retain high-quality talent
Continue to expand our private client footprint in the U.S.
Continue to expand fixed income businesses
Continue to expand investment banking capabilities
Focus on quality asset generation within Stifel Bank
Expand traditional asset management capabilities
Approach acquisition opportunities with discipline
Opportunities Drive our Growth

Initiatives

Recent Merger Updates

STIFEL

KBW

Knight

MILLER BUCKFIRE
A Stifel Company

We announced KBW transaction November 5, 2012 and closed February 15, 2013.
Integration has gone very well.
YTD advisory success: #1 by number of bank mergers (1) #1 by number of
Insurance mergers (2) #2 by number of FIG mergers (1) #3 by bank deal value (1)
Seeing increased market share in common equity FIG deals and equity trading volumes.
Achieved superior recognition in independent research, sales and trading rankings.
Successful conference pattern with a number attracting record levels of attendees
Miller Buckfire transaction was completed December 31, 2012.
Transaction has already resulted in nine completed or ongoing transactions. A number of these were won by leveraging/including other capabilities across Stifel.
Won assignments on a number of high profile advisory engagements including the
City of Detroit, Lehman Brothers, UniTek, Furniture Brands, Excel Maritime, and
OnCor.
Fixed Income
Knight Fixed Income transaction closed on July 1, 2013. Welcomed approximately
90 professionals to the firm. 3Q revenues in line with our expectations.
Sales and trading integration has gone very well and complimenting existing Stifel capabilities.
Investment grade, high yield, and loan trading focus.
Primarily located in London, Greenwich and New York.
M&A Statistics Source: SNL Financial
(1) Includes transactions announced since 1/1/2013; Data as of 10/21/2013
(2) Includes transactions announced since 1/1/2005; Data as of 10/29/2013
Recent Merger Updates
_________________________________________________________

STIFEL

ACACIA

FEDERAL SAVINGS BANK

Ziegler Lotsoff

CAPITAL MANAGEMENT, LLC

Previously announced acquisition of Acacia Federal Savings Bank
($525mm in assets) by Stifel Bank & Trust closed on October 31, 2013 at an attractive discount to tangible book value.
All non-performing loans were excluded from transaction
Expect significant synergies in connection with single branch closing in
1Q2014
Immediately accretive to Stifel Financial tangible book value/share.
Expected to add $10 million to core earnings for the next few years.
Entirely funded with Bank deposits
Consistent with asset generation strategy within the bank.
Announced acquisition of Ziegler Lotsoff Capital Management (ZLCM)
October 16
Chicago and Milwaukee based asset management company that currently manages $4.3 billion in assets.
ZLCM management team brings additional experience and capabilities to
Stifel’s existing Asset Management efforts
Opportunity to bring other Stifel Asset Management capabilities under one umbrella.  Total AUM of combined entities will exceed $9 billion.
Expected closing 11/30/2013
Recent Merger Updates
th

Global Wealth Management

STIFEL

CAGR: 28%
$1,200
$1,000
$800
$600
$400
$200
$0
$231
$441
$471
$596
$843
$908
$995
$824
2006
2007
2008
2009
2010
2011
2012
9mo 2013

CAGR: 32%
$300
$200
$100
$0
$50
$96
$98
$104
$194
$235
$268
$221
2006
2007
2008
2009
2010
2011
2012
9mo 2013

Global Wealth Management
Provides Securities Brokerage Services and Stifel Bank Products

Grown from 600+ financial advisors in 2005 to over 2,000 (1) financial advisors currently
Proven organic growth and acquirer of private client business (56 UBS branches, Butler Wick, Ryan Beck)
Retail investors are generally mid- to long-term buyers
Goal of providing price stability and support to the institutional order book
Strategy of recruiting experienced advisors with established client relationships
Expanding U.S. footprint
Net Revenues ($MM) (2)
Overview
Operating Contribution ($MM) (2)
(1) Includes Independent Contractors.
(2) CAGR reflects years 2006 to 2012.
_________________________________________________________

STIFEL

2,400
2,000
1,600
1,200
800
400
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,075
2006
2007
2008
2009
2010
2011
2012
Q3 13

350
300
250
200
150
100
50
0
111
148
196
272
285
291
309
316
2006
2007
2008
2009
2010
2011
2012
Q3 13

800,000
600,000
400,000
200,000
0
213,973
340,235
375,165
607,661
635,842
654,625
681,818
697,093
2006
2007
2008
2009
2010
2011
2012
Q3 13

180,000
150,000
120,000
90,000
60,000
30,000
0
35,446
59,299
52,733
93,845
113,585
122,466
137,855
153,901
2006
2007
2008
2009
2010
2011
2012
Q3 13

(1) Includes Independent Contractors. (2) Client assets include FDIC-insured products as of 9/30/13 for years 2008-2013.
Global Wealth Management

Opportunity Through Growth
GWM Account Growth
GWM Broker Growth
(1)
GWM Assets Under Management Growth ($MM)
(2)
GWM Branch Growth
_________________________________________________________

STIFEL

6%
28%
66%
Cash
Investment Securities
Loans Receivable

10%
26%
39%
19%
6%
ABS
Corporates
Munis
Agency MBS
CMBS

2%
7%
45%
46%
Securities-based lending
Commercial and industrial
Residential real estate
Home equity lines of credit

Global Wealth Management – Stifel Bank & Trust
Offers banking products (securities based loans and
mortgage loans) within the GWM client base,
including establishing trust services
Built-in source of business
High net worth clients
Highly efficient due to lack of “brick and mortar”
deposit focused facilities
Overview
Strength of Brokerage Position

Acquired FirstService Bank, a St. Louis-based,
Missouri-chartered commercial bank, in April 2007
Stifel Financial became a bank holding company and
financial services holding company
Balance sheet growth with low-risk assets
Funded by Stifel Nicolaus client deposits
Maintain high levels of liquidity
Interest Earnings Assets (1) Investment Portfolio Loan Portfolio (Gross)
Total: $4.0 Billion Total: $3.0 Billion
(2)
Total: $1.1 Billion
(3)
Note: Data as of 9/30/13
(1)  Average interest earning assets as of 9/30/13.   (2)  MBS makes up less than 1% of Investment Portfolio    (3)  Construction and Land and Commercial Real Estate make up less than 1% of the loan portfolio
_________________________________________________________

Institutional Group

STIFEL

$800
$600
$400
$200
$0
$455
$559
$587
$668
$626
$507
$619
$594
2006
2007
2008
2009
2010
2011
2012
9mo 2013

$600
$400
$200
$0
$401
$494
$412
$419
$425
$329
$345
$382
2006
2007
2008
2009
2010
2011
2012
9mo 2013

$300
$200
$100
$0
$54
$65
$175
$249
$201
$179
$228
$212
2006
2007
2008
2009
2010
2011
2012
9mo 2013

(1)  Based on 2012 U.S. trading volume per Bloomberg.  (2)  Includes TWPG historical investment banking and brokerage revenues for years 2006 through September 30, 2010.
(3) 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million.
Institutional Group

Net Revenues ($MM) (2)(3)
Equity Brokerage + Investment Banking (2) Fixed Income Brokerage + Investment Banking
Overview
Provides securities brokerage, trading, research,
underwriting and corporate advisory services
Largest providers of U.S. Equity Research
2 largest Equity trading platform in the U.S.
outside of the Bulge Bracket (1)
Full Service Investment Bank
Comprehensive Fixed Income platform
nd

Largest provider of U.S. equity research
#1 in Overall, Mid and Small Cap Coverage
Largest provider of Financial Services coverage
Deep expertise across 12 major sectors
Ranked #2 in the FT/Starmine 2013 Survey
Largest U.S. Equity Research Platform
U.S. Equity Research Coverage (1)
Coverage Balanced Across All Market Caps (2)
Institutional Group – Research
Stifel Research Highlights

(1) Source: StarMine rankings as of 10/30/13. Does not include Closed End Funds.
(2)   Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion. Research coverage distribution as of 10/30/13.
Small Cap
29%
Mid Cap 35%
Large Cap
36%
_________________________________________________________
Rank Firm
Overall Mid Cap Small Cap
1 Stifel/KBW 1,341 499 428
2 BofA Merrill Lynch 1,142 448 153
3 JPMorgan 1,115 423 162
4 Goldman Sachs 1,014 376 88
5 Raymond James 1,001 393 302
6 Wells Fargo Securities, Llc 988 394 161
7 Barclays 947 354 88
8 Credit Suisse 904 318 132
9 Citi 902 299 101
10 Deutsche Bank Securities 875 294 117
11 Jefferies & Co. 853 298 167
12 Morgan Stanley 844 286 82
13 S&P Capital Iq 833 234 33
14 RBC Capital Markets 788 298 112
15 UBS 737 245 67
16 Morningstar, Inc. 702 179 24
17 Robert W. Baird & Co., Inc. 676 260 156
18 Sidoti & Company LLC 650 216 426
19 BMO Capital Markets 592 211 80
20 Cowen And Company 571 179 156
21 William Blair & Company, L.L.C. 562 197 153
22 Piper Jaffray 522 185 173
23 Keybanc Capital Markets 510 248 105
24 Macquarie Research Equities 506 171 54
25 Oppenheimer & Co. 504 176 109

Institutional Equity Sales
110 person sales force, commission based
Experts in small and mid cap growth and value
Team based sales model with 2-4 sales people per
account
Team leaders have an average of 15 years experience
Offices in all major institutional markets in North
America & Europe
Accounts range from large mutual funds to small
industry focused investors
Managed over 741 non-deal roadshow days in 2012
Extensive experience with traditional and overnight
corporate finance transactions
Equity Trading
53 sales traders located in
Baltimore, New York, Boston, Dallas, San
Francisco, Cleveland and London
24 position traders covering each major industry
8 specialized traders focused on: Option Trading,
Convertible and ETF Trading
Agency model – no proprietary trading or prime
brokerage
Profitable model with advantages of scale
Institutional Group – Equity Sales and Trading
Powerful Platform Spanning North America and Europe

Extensive Distribution Network
Agency model – no proprietary trading or prime brokerage
Major liquidity provider to largest equity money management complexes
Multi-execution venues: high-touch, algorithms, program trading and direct market access
Dedicated convertible sales, trading and research desk

STIFEL

All Other
7%
Bank/Thrift/
Credit Union
21%
Broker/Dealers
6%
Government
Entities
6%
Insurance Cos.
13%
Money Manager
47%

Overview
Strong Fixed Income Capital Markets Capabilities
Institutional Group – Fixed Income
Client Distribution (1)(2)
Platform & Products
Focus on long-only money
managers and income
funds versus hedge funds
Consistency of execution
Identification of relative
value through security
selection
Agency/Gov't Securities
Money Markets
Mortgages & MBS
Reverse MBS
Asset-Backed Securities
Investment Grade Credit
High Yield & Distressed
Aircraft Finance & Credit
Solutions
Whole Loans
Municipals
Emerging Markets
Structured Products
Stifel Capital Advisors
Hybrid Securities
Dedicated Loan Trading Group
Capable UK Sales & Trading
platform (former Knight team)
(1) Client Distribution is for 1/1/12 – 10/31/13.
(2) Other category includes: Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit.

Comprehensive platform
69 traders with annual client trade volume
approaching $400 billion
33-person Fixed Income Research and Strategy
Group
Widespread distribution
More than 180 Institutional sales professionals
covering over 4,400 accounts
33 institutional fixed income offices nationwide
European offices in London and Zurich
_________________________________________________________

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions
Investment Banking
Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 9/30/13. Overlapping deals between Stifel and its acquired firms have been removed.
Note:  $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.
($ in billions) # of $
Rank Firm Deals Volume
1 Bank of America Merrill Lynch 781 $469.7
2 JPMorgan 769 $455.5
3 Citi 725 $451.3
4 Morgan Stanley 688 $436.5
5 Barclays 631 $369.1
6 Wells Fargo Securities 629 $337.1
7 Deutsche Bank 623 $380.9
8 Credit Suisse 616 $374.5
9 Stifel / Keefe, Bruyette & Woods 595 $221.9
10 RBC Capital Markets 569 $264.3
11 Goldman Sachs 546 $378.1
12 UBS 517 $292.3
13 Raymond James 424 $208.7
14 Robert W Baird & Co 308 $77.2
15 Piper Jaffray & Co 300 $142.2
16 Jefferies LLC 282 $58.0
17 Oppenheimer & Co Inc 264 $67.2
18 JMP Securities LLC 259 $50.3
19 William Blair & Co LLC 209 $61.8
20 Cowen & Co LLC 205 $50.2
($ in billions) # of $
Rank Firm Deals Volume
1 Bank of America Merrill Lynch 710 $86.4
2 JPMorgan 670 $89.1
3 Citi 626 $81.9
4 Morgan Stanley 624 $100.1
5 Barclays 512 $74.0
6 Credit Suisse 490 $63.3
7 Goldman Sachs 482 $82.8
8 Deutsche Bank 474 $54.1
9 Wells Fargo Securities 437 $34.5
10 UBS 349 $36.3
11 Jefferies LLC 227 $13.5
12 RBC Capital Markets 193 $14.4
13 Stifel / Keefe, Bruyette & Woods 187 $9.3
14 Raymond James 118 $6.5
15 Piper Jaffray & Co 101 $4.4
16 Roth Capital Partners 79 $1.5
17 Cowen & Co LLC 77 $2.4
18 Robert W Baird & Co 69 $3.2
19 Lazard Capital Markets 62 $1.8
20 Leerink Swann LLC 56 $2.0
_________________________________________________________

Financial Results

STIFEL

($ in thousands, except per share amounts)	Three Months Ended September 30, 2013 Non-GAAP	Non-Core[1]	GAAP	Three Months Ended 9/30/12[2]	% Change	6/30/13	% Change
Total revenues	**$ 491,169**	$ (995)	**$ 490,174**	$ 420,061	*16.9%*	$ 508,022	*(3.3%)*
Interest expense	**11,535**	-	**11,535**	5,904	*95.4%*	12,608	*(8.5%)*
Net revenues	**479,634**	(995)	**478,639**	414,157	*15.8%*	$ 495,414	*(3.2%)*
Compensation and benefits	**297,374**	28,646	**326,020**	264,458	*12.4%*	311,228	*(4.5%)*
Non-comp operating expenses	**116,816**	4,795	**121,611**	88,525	*32.0%*	108,964	*7.2%*
Total non-interest expenses	**414,190**	33,441	**447,631**	352,983	*17.3%*	420,192	*(1.4%)*
Income from continuing operations before income taxes	**65,444**	(34,436)	**31,008**	61,174	*7.0%*	75,222	*(13.0%)*
Provision for income taxes	**25,795**	(69,716)	**(43,921)**	23,740	*8.7%*	30,089	*(14.3%)*
Net income from continuing operations	**$ 39,649**	$ 35,280	**$ 74,929**	$ 37,434	*5.9%*	$ 45,133	*(12.2%)*
Discontinued operations:							
Income/(loss) from discontinued operations, net	-	(5,239)	**(5,239)**	276	*nm*	(1,481)	*(100.0%)*
Net income	**$ 39,649**	$ 30,041	**$ 69,690**	$ 37,710	*5.1%*	$ 43,652	*(9.2%)*
Earnings per diluted common share:							
Income from continuing operations	**$ 0.53**	**$ 0.47**	**$ 1.00**	$ 0.60	*(11.7%)*	$ 0.61	*(13.1%)*
Income/(loss) from discontinued operations	-	**(0.07)**	**$ (0.07)**	-		(0.02)	
Earnings per diluted common share	**$ 0.53**	**$ 0.40**	**$ 0.93**	$ 0.60	*(11.7%)*	$ 0.59	*(10.2%)*
Weighted average number of shares outstanding:							
Diluted	**75,191**		**75,191**	63,054	*19.2%*	74,090	*1.5%*
Ratios to net revenues :							
Compensation and benefits	**62.0%**		**68.1%**	63.8%		62.8%	
Non-comp operating expenses	**24.4%**		**25.4%**	21.4%		22.0%	
Income from continuing operations before income taxes	**13.6%**		**6.5%**	14.8%		15.2%

(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit.
(2) Core (non-GAAP) results for the three months ended September 30, 2012 are the same as GAAP results.
Stifel Financial Results
Three months ended September 30, 2013
_________________________________________________________

STIFEL

($ in thousands)	Three Months Ended 6/30/13 Estimate	6/30/13 Actual	9/30/13 Estimate	9/30/13 Actual	12/31/13 Estimate
Net Revenues				$ (995)	
Operating expenses:					
Compensation - merger-related [1]	$ 6,200	$ 6,000	$ 2,500	$ 7,744	$ -
Compensation - KFI retention	-	-	22,000	20,902	
Compensation and Benefits	6,200	6,000	24,500	28,646	-
Non-Compensation Operating Expenses	6,800	15,000	5,000	4,795	-
Total estimated non-core operating expenses - Acquisition-related	$ 13,000	$ 21,000	$ 29,500	$ 33,441	$ 8,000
Income from continuing operations before income taxes				(34,436)	
Provision for income taxes [2]				(69,716)	
Net income from continuing operations				35,280	
Loss from discontinued operations, net				(5,239)	
Net income				$ 30,041	
Earnings per diluted common share				$ 0.40

Unusual Items
(1) Included in compensation expense is a $5.0 million compensation accrual as a result of the recognition of the U.S. tax benefit during the three months ended September 30, 2013.
(2) Included in the provision for income taxes is a U.S. tax benefit arising out of the Company’s investment in Stifel Nicolaus Canada, Inc. of $58.2 million.
_________________________________________________________
Merger-Related Expenses, Discontinued Ops, & U.S. Tax Benefit

STIFEL

($ in thousands)	Three Months Ended 9/30/13	9/30/12	6/30/13	Nine Months Ended 9/30/13	9/30/12
Net revenues	**$ 4,696**	$ 5,923	$ 5,059	**$ 12,930**	$ 11,990
Non-interest expenses:					
Restructuring expenses	**5,516**	-	-	**5,516**	-
Operating expenses	**4,418**	5,420	6,435	**14,341**	16,581
Total non-interest expenses	**9,934**	5,420	6,435	**19,857**	16,581
Income from discontinued operations before income taxes	**(5,238)**	503	(1,376)	**(6,927)**	(4,591)
Provision for income taxes	**1**	227	105	**110**	(1,198)
Income/(loss) from discontinued operations	**$ (5,239)**	$ 276	$ (1,481)	**$ (7,037)**	$ (3,393)

31 Discontinued Operations

STIFEL

($ in thousands, except per share amounts)	Nine Months Ended September 30, 2013 Non-GAAP	Non-Core [1]	GAAP	Nine Months Ended 9/30/12 [2]	% Change
Total revenues	$ 1,448,398	$ (2,739)	$ 1,445,659	$ 1,207,598	*19.9%*
Interest expense	34,738	-	34,738	24,768	*40.3%*
Net revenues	1,413,660	(2,739)	1,410,921	1,182,830	*19.5%*
Compensation and benefits	889,728	68,451	958,179	751,992	*18.3%*
Non-comp operating expenses	319,275	26,226	345,501	261,442	*22.1%*
Total non-interest expenses	1,209,003	94,677	1,303,680	1,013,434	*19.3%*
Income from continuing operations before income taxes	204,657	(97,416)	107,241	169,396	*20.8%*
Provision for income taxes	79,817	(93,358)	(13,541)	67,384	*18.5%*
Net income from continuing operations	$ 124,840	$ (4,058)	$ 120,782	$ 102,012	*22.4%*
Discontinued operations:					
Loss from discontinued operations, net	-	(7,037)	(7,037)	(3,393)	*(100.0%)*
Net income	$ 124,840	$ (11,095)	$ 113,745	$ 98,619	*26.6%*
Earnings per diluted common share:					
Income from continuing operations	$ 1.71	$ (0.05)	$ 1.66	$ 1.62	*5.6%*
Loss from discontinued operations, net	-	(0.10)	(0.10)	(0.05)	*(100.0%)*
Earnings per diluted common share	$ 1.71	$ (0.15)	$ 1.56	$ 1.57	*8.9%*
Weighted average number of shares outstanding:					
Diluted	72,851		72,851	62,817	*16.0%*
Ratios to net revenues :					
Compensation and benefits	62.9%		67.9%	63.6%	
Non-comp operating expenses	22.6%		24.5%	22.1%	
Income from continuing operations before income taxes	14.5%		7.6%	14.3%

Stifel Financial Results
Nine months ended September 30, 2013
(1) Non-core adjustments consist of a charges related to expensing stock awards issued as retention in connection with the acquisitions of KBW and the Knight Capital Fixed Income business and other merger-
related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit.
(2) Core (non-GAAP) results for the nine months ended September 30, 2012 are the same as GAAP results.
_________________________________________________________

Sources of Revenues
($ in thousands)
9/30/13 9/30/12
%
Change
6/30/13
%
Change
9/30/13 9/30/12
%
Change
Commissions 145,837 $    125,509 $    16.2% 154,795 $        (5.8%) 446,498 $      370,107 $      20.6%
Principal transactions 122,583       102,474       19.6% 111,306           10.1% 341,153         311,420         9.5%
Brokerage revenues 268,420       227,983       17.7% 266,101           0.9% 787,651         681,527         15.6%
Capital raising 53,665         44,563         20.4% 71,737             (25.2%) 175,252         139,441         25.7%
Advisory 39,186         27,180         44.2% 47,706             (17.9%) 113,947         68,901           65.4%
Investment banking 92,851         71,743         29.4% 119,443           (22.3%) 289,199         208,342         38.8%
Asset mgt and service fees 76,710         62,881         22.0% 76,088             0.8% 221,711         189,010         17.3%
Other 13,063         31,094         (58.0%) 11,787             10.8% 45,269           49,991           (9.4%)
    Total operating revenues 451,044       393,701       14.6% 473,419           (4.7%) 1,343,830     1,128,870     19.0%
Interest revenue 39,130         26,360         48.4% 32,893             19.0% 101,829         78,728           29.3%
    Total revenues 490,174       420,061       16.7% 506,312           (3.2%) 1,445,659     1,207,598     19.7%
Interest expense 11,535         5,904            95.4% 12,634             (8.7%) 34,738           24,768           40.3%
    Net revenues 478,639 $    414,157 $    15.6% 493,678 $        (3.0%) 1,410,921 $  1,182,830 $  19.3%
Three Months Ended Nine Months Ended

Core Non-Interest Expenses
Three months ended September 30, 2013
($ in thousands)
6/30/13
(1)
6/30/12 % Change 3/31/13 % Change 6/30/13
(1)
6/30/12 3/31/13
Net revenues 500,472 $      374,407 $      33.7% 441,788 $      13.3% 100.0% 100.0% 100.0%
Compensation and benefits 294,446         219,004         34.4% 259,135         13.6% 58.8% 58.5% 58.7%
Transitional pay
(2)
20,867           20,370           2.4% 22,806           (8.5%) 4.2% 5.4% 5.2%
Total compensation and benefits 315,313         239,374         31.7% 281,941         11.8% 63.0% 63.9% 63.8%
Occupancy and equipment rental 38,306           32,320           18.5% 31,501           21.6% 7.7% 8.6% 7.1%
Communication and office supplies 24,604           20,797           18.3% 21,858           12.6% 4.9% 5.6% 4.9%
Commissions and floor brokerage 9,616             7,747             24.1% 8,669             10.9% 1.9% 2.1% 2.0%
Other operating expenses 38,707           30,295           27.8% 34,127           13.4% 7.7% 8.1% 7.6%
Total non-comp operating expenses 111,233         91,159           22.0% 96,155           15.7% 22.2% 24.3% 21.8%
Total non-interest expense 426,546         330,533         29.0% 378,096         12.8% 85.2% 88.3% 85.6%
Income before income taxes 73,926           43,874           68.5% 63,692           16.1% 14.8% 11.7% 14.4%
Provision for income taxes 29,570           17,738           66.7% 23,808           24.2% 5.9% 4.6% 5.4%
Non-GAAP net income 44,356 $        26,136 $        69.7% 39,884 $        11.2% 8.9% 7.0% 9.0%
Non-core expenses (after-tax)
(14,921) -                       (25,265)
GAAP net income 29,435 $        26,136 $        14,619 $
Three Months Ended % of Net revenues
_________________________________________________________
(1) Excludes non-core adjustments consisting of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and the U.S. tax benefit..
(2) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

Core Non-Interest Expenses
Nine months ended September 30, 2013
($ in thousands)
9/30/13
(1)
9/30/12 % Change 9/30/13
(1)
9/30/12
Net revenues 1,413,660 $   1,182,830 $   19.5% 100.0% 100.0%
Compensation and benefits 826,314         699,601         18.1% 58.5% 59.1%
Transitional pay
(2)
63,414           52,391           21.0% 4.5% 4.4%
Total compensation and benefits 889,728         751,992         18.3% 62.9% 63.6%
Occupancy and equipment rental 108,596         94,776           14.6% 7.7% 8.0%
Communication and office supplies 70,565           60,115           17.4% 5.0% 5.1%
Commissions and floor brokerage 27,599           22,339           23.5% 2.0% 1.9%
Other operating expenses 112,515         84,212           33.6% 8.0% 7.1%
Total non-comp operating expenses 319,275         261,442         22.1% 22.6% 22.1%
Total non-interest expense 1,209,003      1,013,434      19.3% 85.5% 85.7%
Income from continuing operations before income taxes 204,657         169,396         20.8% 14.5% 14.3%
Provision for income taxes 79,817           67,384           18.5% 5.6% 5.6%
Non-GAAP net income from continuing operations 124,840 $      102,012 $      22.4% 8.8% 8.6%
Non-core expenses (after-tax)
(4,058) -
GAAP net income from continuing operations 120,782 $      102,012 $
Nine Months Ended % of Net revenues
_________________________________________________________
(1) Excludes non-core  adjustments consisting of a charge related to expensing stock awards issued as retention in connection with the acquisitions of KBW and the Knight Capital Fixed Income business and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit.
(2) Transition pay includes amortization of upfront notes, signing bonuses and retention awards.

STIFEL

($ in thousands)	Three Months Ended 9/30/13	9/30/12 (1)	% Change	6/30/13	% Change	Nine Months Ended 9/30/13	9/30/12 (1)	% Change
Net revenues:								
Global Wealth Management	**$ 274,669**	$ 250,864	**9.5%**	$ 282,717	**(2.8%)**	**$ 824,344**	$ 737,822	**11.7%**
Institutional Group	**205,132**	164,611	**24.6%**	215,443	**(4.9%)**	**593,875**	443,961	**33.8%**
Other	**(167)**	(1,318)	**(87.3%)**	(2,746)	**(93.9%)**	**(4,559)**	1,047	**(535.4%)**
	$ 479,634	$ 414,157	**15.8%**	$ 495,414	**(3.2%)**	**$ 1,413,660**	$ 1,182,830	**19.5%**
Operating contribution:								
Global Wealth Management	**$ 72,128**	$ 68,020	**6.0%**	$ 78,924	**(8.6%)**	**$ 220,551**	$ 197,933	**11.4%**
Institutional Group	**34,986**	33,201	**5.4%**	31,082	**12.6%**	**94,298**	79,809	**18.2%**
Other	**(41,671)**	(40,047)	**4.2%**	(34,784)	**19.8%**	**(110,192)**	(108,346)	**1.8%**
	$ 65,443	$ 61,174	**7.0%**	$ 75,222	**(13.0%)**	**$ 204,657**	$ 169,396	**20.8%**

36 Segment Comparison (1) Core (non-GAAP) results for the three and nine months ended September 30, 2012 are the same as GAAP results. _________________________________________________________